UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

December 19, 2023
Date of report (Date of earliest event reported)

RENASANT CORPORATION
(Exact name of registrant as specified in its charter)

Mississippi	001-13253	64-0676974
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
209 Troy Street, Tupelo, Mississippi 38804-4827
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (662) 680-1001
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $5.00 par value per share	RNST	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 19, 2023, as part of the Renasant Corporation (“Renasant”) Board of Directors’ efforts with respect to planning for succession and continuity for both the Board of Directors and executive management, Renasant and its Executive Chairman E. Robinson McGraw entered into an amendment to Mr. McGraw’s employment agreement. The amendment modifies Mr. McGraw’s employment agreement in the following respects: (1) the term of the employment agreement has been extended to May 1, 2026, and thereafter the agreement automatically renews for additional two-year terms unless either Renasant or Mr. McGraw provides the other 90 days’ prior written notice of non-renewal; (2) Mr. McGraw’s annual cash bonus for 2024 will be paid in the target amount of the award (at the same time bonuses are paid for other senior executives), which amount will be prorated as if Mr. McGraw’s term of service with Renasant ended on May 1, 2024 (or, if his term of service actually ends before such date, then as of the actual date that his service ends), and thereafter Mr. McGraw will not be eligible to receive annual cash bonuses; and (3) with respect to equity awards, (a) Mr. McGraw will receive an equity award for 2024 on terms and conditions the same as those applicable to the award that he received with respect to the 2023 fiscal year, provided that he will vest in such number of shares in which he would vest if his term of service with Renasant ended on May 1, 2024 (or, if his term of service actually ends before such date, then as of the actual date that his service ends), and (b) beginning January 1, 2024, Mr. McGraw will be awarded an equity award on the same date and subject to service-based restrictions and all other terms of equity awards awarded to non-management members of Renasant’s Board of Directors. Other than the foregoing amendments, the existing terms of Mr. McGraw’s employment agreement remain in full force and effect.

Item 9.01.    Financial Statements and Exhibits.
(d) The following exhibits are furnished herewith:

Exhibit No.	Description
104	The cover page of Renasant Corporation’s Form 8-K is formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENASANT CORPORATION
Date: December 22, 2023	By:	/s/ C. Mitchell Waycaster
C. Mitchell Waycaster
Chief Executive Officer